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                                                                       EXHIBIT 1



                             JOINT FILING AGREEMENT



                  By this Agreement, the undersigned agree that this Statement on Schedule 13D being filed on or about this date, and any subsequent amendments thereto filed by any of us, with respect to the securities of Vivendi Universal S.A. is being filed on behalf of each of us.

DATED:   December 18, 2000

                                    EDGAR M. BRONFMAN, individually, as trustee under certain trusts for the benefit of descendants of the late Samuel Bronfman, as Managing Partner of Bronfman Associates and as trustee or director of certain charitable foundations

                                    By:  /s/ Frank W. Raysor, II
                                         ---------------------------------
                                         Frank W. Raysor, II
                                         Attorney-in-Fact


                                    THE HON. CHARLES R. BRONFMAN, individually, as a manager of a certain general partner of CRB Associates, Limited Partnership and as director or trustee of certain charitable foundations

                                    By:  /s/ Michel Boucher
                                         ---------------------------------
                                         Michel Boucher
                                         Attorney-in-Fact


                                    SAMUEL BRONFMAN II, individually and as
                                    trustee of a certain charitable foundation

                                    By:  /s/ Frank W. Raysor, II
                                         ---------------------------------
                                         Frank W. Raysor, II
                                         Attorney-in-Fact
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                                    EDGAR BRONFMAN, JR., individually, as
                                    trustee under certain trusts for the benefit
                                    of descendants of the late Samuel Bronfman
                                    and as trustee of a certain charitable
                                    foundation

                                    By:  /s/ Frank W. Raysor, II
                                         ---------------------------------
                                         Frank W. Raysor, II
                                         Attorney-in-Fact


                                    MATTHEW BRONFMAN, individually and as
                                    trustee under certain trusts for the benefit of descendants of the late Samuel Bronfman

                                    By:  /s/ Frank W. Raysor, II
                                         ---------------------------------
                                         Frank W. Raysor, II
                                         Attorney-in-Fact


                                    STEPHEN R. BRONFMAN, as trustee under a
                                    certain trust for the benefit of descendants of the late Samuel Bronfman and as director of certain charitable foundations

                                    By:  /s/ Michel Boucher
                                         ---------------------------------
                                         Michel Boucher
                                         Attorney-in-Fact


                                    ELLEN J. BRONFMAN HAUPTMAN, individually, as trustee under a certain trust for the benefit of descendants of the late Samuel Bronfman and as director of a certain charitable foundation

                                    By:  /s/ Michel Boucher
                                         ---------------------------------
                                         Michel Boucher
                                         Attorney-in-Fact
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                                    MILDRED KALIK, as trustee under certain
                                    trusts for the benefit of descendants of the
                                    late Samuel Bronfman

                                    /s/ Mildred Kalik
                                    ------------------------------------
                                    MILDRED KALIK


                                    MAYO A. SHATTUCK, III, as trustee under
                                    certain trusts for the benefit of
                                    descendants of the late Samuel Bronfman

                                    By:  /s/ Mildred Kalik
                                         ---------------------------------
                                         Mildred Kalik
                                         Attorney-in-Fact


                                    JOHN S. WEINBERG, individually, as trustee under a certain trust for the benefit of John S. Weinberg and as trustee under certain trusts for the benefit of descendants of the late Samuel Bronfman

                                    By:  /s/ Mildred Kalik
                                         ---------------------------------
                                         Mildred Kalik
                                         Attorney-in-Fact


                                    ARNOLD M. LUDWICK, as trustee under a
                                    certain trust for the benefit of descendants of the late Samuel Bronfman and as a director of certain charitable foundations

                                    By:  /s/ Michel Boucher
                                         ---------------------------------
                                         Michel Boucher
                                         Attorney-in-Fact


                                    ROBERT S. VINEBERG, as trustee under a
                                    certain trust for the benefit of descendants of the late Samuel Bronfman

                                    By:  /s/ Michel Boucher
                                         ---------------------------------
                                         Michel Boucher
                                         Attorney-in-Fact
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                                    STEVEN H. LEVIN, as trustee under certain
                                    trusts for the benefit of descendants of the
                                    late Samuel Bronfman

                                    By:  /s/ Michel Boucher
                                         ---------------------------------
                                         Michel Boucher
                                         Attorney-in-Fact


                                    JEFFREY D. SCHEINE, as a manager of a
                                    certain general partner of CRB Associates, Limited Partnership and as trustee under certain trusts for the benefit of descendants of the late Samuel Bronfman

                                    By:  /s/ Michel Boucher
                                         ---------------------------------
                                         Michel Boucher
                                         Attorney-in-Fact


                                    TREVOR CARMICHAEL, as trustee under a
                                    certain trust for the benefit of descendants of the late Samuel Bronfman

                                    By:  /s/ Michel Boucher
                                         ---------------------------------
                                         Michel Boucher
                                         Attorney-in-Fact


                                    NEVILLE LEROY SMITH, as trustee under a
                                    certain trust for the benefit of descendants of the late Samuel Bronfman

                                    By:  /s/ Michel Boucher
                                         ---------------------------------
                                         Michel Boucher
                                         Attorney-in-Fact


                                    BRUCE I. JUDELSON, as a manager of a certain general partner of CRB Associates, Limited Partnership and as a trustee under certain trusts for the benefit of descendants of the late Samuel Bronfman

                                    By:  /s/ Michel Boucher
                                         ---------------------------------
                                         Michel Boucher
                                         Attorney-in-Fact
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                                    CODAN TRUST COMPANY LIMITED, as trustee
                                    under a certain trust for the benefit of
                                    descendants of the late Samuel Bronfman

                                    By:  /s/ Michel Boucher
                                         ---------------------------------
                                         Michel Boucher
                                         Attorney-in-Fact